Employee Defined Contribution Plan	12 Months Ended
Dec. 31, 2019
Compensation And Retirement Disclosure [Abstract]
Employee Defined Contribution Plan
22.	EMPLOYEE DEFINED CONTRIBUTION PLAN

Full time employees of the Group in the PRC participate in a government mandated defined contribution plan, pursuant to which certain pension benefits, medical care, employee housing fund and other welfare benefits are provided to employees. Chinese labor regulations require that the PRC subsidiaries of the Group make contributions to the government for these benefits based on certain percentages of the employees’ salaries. The Group has no legal obligation for the benefits beyond the contributions made. The total amounts for such employee benefits, which were expensed as incurred, were RMB164,775, RMB228,376 and RMB182,132, for the years ended December 31, 2017, 2018 and 2019, respectively.